SCHEDULE 14A
                                 (RULE 14A-1-1)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:
--------------------------------

         [ ] Preliminary  proxy  statement
         [X] Definitive  proxy  statement
         [ ] Definitive additional materials
         [ ] Soliciting material pursuant to Rule 14a-11 (c) or Rule 14a-12

                   [ ] Confidential for Use of the Commission
                       Only (as permitted by Rule 14a-6(e)(2))

                            IntegraMed America, Inc.
                 ---------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)   Amount previously paid:

         (2) Form, schedule or registration statement no.:

         (3) Filing party:

(4)      Date filed:  April 25, 2002

April 24, 2002






Dear IntegraMed America, Inc. Stockholder:

It is my pleasure to invite you to attend the 2002 Annual Meeting of Stockholders of IntegraMed America, Inc. The meeting will be held at 10:00 a.m. (local time) on Tuesday, May 21, 2002 at the Company's corporate offices at One Manhattanville Road, Purchase, New York.

The following pages contain the formal Notice of Annual Meeting of Stockholders and the Proxy Statement. Please review this material for information concerning the business to be conducted at the meeting, which is the election of seven directors for a term of one year. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions. You will find detailed information about IntegraMed America, Inc. in the enclosed 2001 Annual Report to Stockholders.

We hope you can join us on May 21, 2002. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed proxy, sign and date the proxy, and return it in the enclosed envelope. Your vote is important to the Company, so please return your proxy promptly.

Sincerely,

/s/Gerardo Canet
-----------------------------------
Gerardo Canet
President & Chief Executive Officer

                            INTEGRAMED AMERICA, INC.
                             One Manhattanville Road
                            Purchase, New York 10577



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To be held May 21, 2002





To the Stockholders:


         Notice is hereby given that the Annual Meeting of the Stockholders of IntegraMed America, Inc. (the "Company") will be held on May 21, 2002, at 10:00 a.m. local time at the Company's headquarters, One Manhattanville Road, Purchase, New York 10577. The meeting is called for the following purposes:

         1.   Election of seven directors for a term of one year; and

         2. Consideration of and action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

         The close of business on March 29, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed Proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

                                            By Order of the Board of Directors,

                                            Claude E. White
                                            Secretary

Dated:   April 24, 2002

                            INTEGRAMED AMERICA, INC.
                             One Manhattanville Road
                            Purchase, New York 10577
                                  914-253-8000


                                 PROXY STATEMENT


                     For the Annual Meeting of Stockholders
                       To Be Held on Tuesday, May 21, 2002


Solicitation of Proxy

         This Proxy Statement and the accompanying Proxy are furnished to stockholders of IntegraMed America, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held in Purchase, New York, on Tuesday, May 21, 2002 at 10:00 a.m., and any adjournments of the meeting. The enclosed Proxy is solicited by the Board of Directors of the Company.

Mailing Date

         The Annual Report of the Company for 2001, including financial statements, the NOTICE OF ANNUAL MEETING OF STOCKHOLDERS, this Proxy Statement, and the Proxy were mailed to stockholders on April 24, 2002.

Who can vote -- Record Date

         The record date for determining stockholders entitled to notice of and to vote at the Annual Meeting is March 29, 2002. Each of the 3,080,516 shares of common stock, par value $.01 per share (the "Common Stock"), and the 165,644 shares of Series A Cumulative Convertible Preferred Stock (the "Preferred Stock") of the Company issued and outstanding on that date is entitled to one vote at the meeting.

How to vote -- Proxy Instructions

         You can vote your shares by mailing in your proxy card. Stockholders who hold their shares in "street name" must vote their shares in the manner prescribed by their brokers.

         In voting, you may specify whether your shares should be voted for all, some, or none of the nominees for director (Proposal 1 on the proxy card).

         If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" the election of all nominees for director as set forth under "Election of Directors" (Proposal 1).

 Revocation of Proxies

         You may revoke your Proxy at any time before it is exercised in any of three ways:

         (1)      by  submitting  written  notice of  revocation to the Company
                  Secretary;

         (2) by submitting another Proxy by mail that is dated later in time and properly signed; or

         (3)      by voting in person at the meeting.

Quorum

         A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if the holders of a majority of the votes entitled to be cast by the stockholders at the Annual Meeting are present, in person or by proxy. Broker "non-votes" and abstentions are counted as present at the Annual Meeting for purposes of determining whether a quorum exists. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Required Vote

         Persons receiving a plurality of the voted shares present in person or represented by proxy at the Annual Meeting will be elected directors. "Plurality" means that if nominees receive more affirmative votes than negative votes irrespective of whether they receive a majority vote they are elected as directors. Shares not voted (whether abstention, broker "non-votes" or otherwise) have no effect on the election. If any nominee is unable or declines to serve, proxies will be voted for the balance of those named and such person as shall be designated by the Board to replace any such nominee. However, the Board does not anticipate that this will occur.

Other Business

         The Company does not intend to bring any business before the meeting other than that set forth in the Notice of Annual Meeting and described in this Proxy Statement. However, if any other business should properly come before the meeting, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment on such business and any matters dealing with the conduct of the meeting pursuant to the discretionary authority granted in the Proxy.

                               SECURITY OWNERSHIP

         The following table sets forth, as of March 29, 2002, certain information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the shares of Common Stock, and each director, and each executive officer named under "Executive Compensation", and all directors and executive officers of the Company as a group.

                                                 Shares of
                                                Common Stock        Percent of
                                                Beneficially       Common Stock
Beneficial Owners                               Owned (1)(2)        Outstanding
-----------------                               ------------        -----------

Dimensional Fund Advisors....................     163,800(3)             5.3%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Gruber & McBaine Capital Management, LLC.....     527,600(4)            17.1%
50 Osgood Place
San Francisco, CA 94133-4622

Hathaway & Associates........................     175,000                5.7%
119 Rowayton Ave.
Rowayton, CT 06853

Officer and Director Stock Ownership

Gerardo Canet................................     211,952(5)             6.9%
Peter Cucchiara..............................      14,891(5)             *
Jay Higham...................................      46,250(5)             1.5%
John W. Hlywak, Jr...........................      62,245(5)             2.0%
Donald S. Wood, Ph.D.........................      50,438(5)             1.6%

Michael J. Levy, M.D.........................      55,317(5)             1.8%
Sarason D. Liebler...........................      39,612(5)             1.3%
Aaron S. Lifchez, M.D........................      87,841(5)             2.9%
Wayne R. Moon................................       4,000(5)             *
Lawrence J. Stuesser.........................      33,500(5)             1.1%
Elizabeth E. Tallett.........................      19,532(5)             *

ALL EXECUTIVE OFFICERS AND DIRECTORS
    AS A GROUP (12 persons)..................     651,201(5)            21.1%
--------------

* Represents less than 1% of outstanding shares of Common Stock.

(1) For the purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally means the power to vote and/or to dispose of the securities regardless of any economic interest therein.

(2) As of March 29, 2002, there were 165,644 shares of Preferred Stock outstanding of which 150,000 shares, or 90.6%, were owned by Barry Blank (Box 32056, Phoenix, AZ 85064) as reported on his Schedule 13D filed with the Commission on June 6, 1994. Upon conversion of the 150,000 shares of Preferred Stock owned by Mr. Blank into an aggregate of 122,985 shares of Common Stock, he would own 4% of the Company's outstanding Common Stock.

(3)   Represents   securities  reported  to  the  Company  by  Dimensional  Fund
      Advisors,  Inc.  as being owned by advisory  clients of  Dimensional  Fund
      Advisors,  Inc.,  no one of which,  to the knowledge of  Dimensional  Fund
      Advisors, Inc. owns more than 5% of the Company's Common Stock. Dimensional Fund Advisors, Inc. disclaims beneficial ownership of all such securities.

(4) Includes 451,675 shares held by accounts managed by Gruber and McBaine Capital Management, L.L.C. (the "LLC"), for which the LLC has voting and dispositive power pursuant to various investment management agreements, and 44,225 and 31,700 shares held by Jon D. Gruber and J. Patterson McBaine, respectively. Mr. Gruber and Mr. McBaine are managers of the LLC and Thomas O. Lloyd-Butler and Eric B. Swergold are members of the LLC.

(5) Includes (or consists of) currently exercisable options, including options exercisable within sixty days of March 29, 2002, to purchase Common Stock as follows: Gerardo Canet -- 180,377; Peter Cucchiara -- 13,601; Jay Higham -- 32,250; John Hlywak -- 27,875; Donald S. Wood -- 35,838; Michael Levy -- 18,000; Sarason Liebler -- 32,500; Aaron Lifchez -- 18,000; Wayne
      R. Moon -- 2,500; Lawrence Stuesser -- 22,500; and Elizabeth Tallett -- 16,032; and currently exercisable warrants to purchase Common Stock as follows: Michael Levy -- 3,750; Aaron Lifchez -- 3,750.

PROPOSAL 1
                  ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

         At the meeting, seven directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and shall qualify. Each of the nominees is currently a director of the Company. Management recommends that the persons named below be elected as directors of the Company and it is intended that the accompanying Proxy will be voted for the election as directors of the seven persons named below, unless the Proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any nominee should become unable or unwilling to serve as a director, the persons named in the Proxy have advised that they will vote for the election of such person or persons as shall be designated by the Board.

         The Board of Directors proposes the election of the following directors of the Company for a term of one year. The following sets forth the names and ages of the seven nominees for election to the Board of Directors, their respective principal occupations or employments during the past five years and the period during which each has served as a director of the Company.

         GERARDO CANET (56) became President, Chief Executive Officer and a director of the Company effective February 14, 1994 and served as the Chairman of the Board from April 19, 1994 to March 7, 2000. For approximately five years prior to joining the Company, Mr. Canet held various executive management positions with Curative Health Services, Inc., the last of which was as Executive Vice President and President of its Wound Care Business Unit. Mr. Canet has been a director of Dendreon Corporation since December 1996. Mr. Canet earned an M.B.A. from Suffolk University and a B.A. in Economics from Tufts University.

         MICHAEL J. LEVY, M.D. (42) became a director of the Company in March 1998 and Vice Chairman of the Board effective March 8, 2000. Since 1991, Dr. Levy, a board certified reproductive endocrinologist, has been a shareholder and medical director of Shady Grove Fertility Reproductive Science Center, P.C., a physician group practice that became a Company Reproductive Science Center(R)in March 1998. Dr. Levy graduated from the University of Cape Town Medical School.

         SARASON D. LIEBLER (65) became a director of the Company in August 1994. Mr. Liebler is President of SDL Consultants, a privately-owned consulting firm engaged in rendering general business advice. During the past 20 years, Mr. Liebler was a director and/or officer of a number of companies in the fields of home health care, clinical diagnostics, high density optical storage and sporting goods. Mr. Liebler is a graduate of the United States Naval Academy with a B.S. in Engineering.

         AARON S. LIFCHEZ, M.D. (59) became a director of the Company in August 1997 and Chairman of the Board effective March 8, 2000. Since 1996, Dr. Lifchez, a reproductive endocrinologist, has been a shareholder and president of Fertility Centers of Illinois, S.C., a physician group practice that became a Company Reproductive Science Center in August 1997. Dr. Lifchez has maintained a medical practice in the Chicago area for more than the past five years. Dr. Lifchez graduated from the University of Chicago Medical School.

         WAYNE MOON (62) became a director of the Company in May 2001. Mr. Moon joined Kaiser Foundation Health Plan, Inc. in 1970 and was subsequently elected President, COO and Director. In September 1993, Mr. Moon was appointed President and CEO of Blue Shield of California and a member of its Board of Directors and later Chairman. Mr. Moon retired in January 2000 and now serves on numerous professional, civic and corporate boards, including the San Francisco Bay Area Council of the Boy Scouts, Varian, Inc., ClearBenefits, Inc., Healinx, Inc., Oratec Interventions, Inc., and California State Automobile Association. Mr. Moon earned a B.B.A. and a Masters in Hospital Administration from the University of Michigan.

         LAWRENCE J. STUESSER (60) became a director of the Company in April 1994. Since June 1999, Mr. Stuesser has been a private investor. From June 1996 to May, 1999, Mr. Stuesser was the President and Chief Executive Officer and a director of Computer People Inc., the U.S. subsidiary of London-based Delphi Group plc., of which Mr. Stuesser was also a director. From July 1993 to May 1996, he was a private investor and business consultant. Mr. Stuesser was a director of Curative Health Services, Inc. from July 1993 to May 2000. Mr. Stuesser has been a director of American Retirement Corporation since May 1997. Mr. Stuesser holds a B.B.A. in accounting from St. Mary's University.

         ELIZABETH E. TALLETT (53) became a director of the Company in June 1998. Since 1996, Ms. Tallett has held the positions of President and Chief Executive Officer of Dioscor, Inc., a biopharmaceutical company. In 1992 she co-founded Transcell Technologies, Inc., a carbohydrate-based pharmaceutical company, where she served as President and Chief Executive Officer until 1996. Ms. Tallett is a director of The Principal Financial Group, Inc., Varian Semiconductor Associates, Inc., Varian, Inc., and Coventry Health Care, Inc. She is a founding board member of the Biotechnology Council of New Jersey. Ms. Tallett graduated from Nottingham University with degrees in mathematics and economics.

         The Board of Directors recommends a vote "FOR" each nominee listed above, and the persons named in the accompanying Proxy will vote in accordance with the choice specified thereon, or, if no choice is properly indicated, in favor of the nominees listed above.

         Directors are elected by the Company's stockholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors.

         The Board of Directors held five meetings, and took action by written consent once during the fiscal year ended December 31, 2001. Each director attended at least 75% of the aggregate of all meetings of (i) the Board of Directors and (ii) the committees thereof on which each director served during the fiscal year ended December 31, 2001.

         The Company has not yet established a policy with respect to the consideration of stockholder nominees to the Board of Directors.

                               EXECUTIVE COMMITTEE

         The Executive Committee consists of Messrs. Canet and Liebler, and Drs. Levy and Lifchez. The Executive Committee, which is authorized by the Board of Directors to act for the Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated, and to work with management concerning the Company's long-range corporate strategies, met two times during the fiscal year ended December 31, 2001.

                                 AUDIT COMMITTEE

         The Audit  Committee  consisted of Messrs.  Moon and Stuesser,  and Ms.
Tallett for the fiscal year ended December 31, 2001. Each person met the independence standards of The National Association of Securities Dealers, Inc. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is appended to this Proxy Statement as Appendix A. The Audit Committee held three meetings during the fiscal year ended December 31, 2001. The Audit Committee is authorized by the Board of Directors to review, with the Company's independent accountants, the annual financial statements of the Company; to review the work of, and approve non-audit services performed by, such independent accountants; and to make annual recommendations to the Board for the appointment of independent public accountants for the ensuing year. The Audit Committee also reviews the effectiveness of the financial and accounting functions, organization, operations and management of the Company.

                             COMPENSATION COMMITTEE

         The Compensation Committee consisted of Messrs. Moon and Stuesser, and Ms. Tallett for the fiscal year ended December 31, 2001. The Compensation Committee held four meetings during the fiscal year ended December 31, 2001. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, administers the issuance of stock options to the Company's officers, employees and consultants and also has authority to grant options to directors who are not employees of the Company.

                              DIRECTOR COMPENSATION

         In 2001, in addition to stock option compensation discussed below, non-employee, non-affiliated directors of the Company received an annual retainer of $10,000, a fee of $750 for each meeting of the Board attended, $2,500 per year for membership on each committee of the Board other than the Executive Committee, and were reimbursed for expenses actually incurred in attending meetings. Additionally, directors were granted 1,500 shares of Common Stock, with a market value of $7,425 based on the closing price per share of the Company's Common Stock the day of the grant, as part compensation for services rendered. The non-management members of the Executive Committee are paid $36,000 annually for serving on the Executive Committee, which meets between regular Board meetings. Directors who are also executive officers are not compensated for their services as directors.

         In November 1994, the Board of Directors approved the granting of Non-Incentive Options to Non-Employee Directors under the 1992 Incentive and Non-Incentive Stock Option Plan (the "1992 Plan"). In May 2000, the shareholders authorized the granting of options to directors under the Company's 2000 Long-Term Compensation Plan. Each Non-Employee Director, upon initial election to the Board of Directors, is granted an option to purchase 5,000 shares of Common Stock ("Initial Option") at an exercise price equal to the closing price of the Common Stock on the date immediately preceding election to the Board. Of the shares subject to the Initial Option, 25% become exercisable one year from the grant; thereafter the shares become exercisable every three months at the rate of 6.25% of the total number of shares subject to the option. Annually, upon re-election, Non-Employee Directors are granted an option to purchase 5,000 shares of Common Stock ("Re-election Option") at a price equal to the closing price of the Common Stock on the date of re-election. Of the shares subject to the Re-election Option, 50% vest one year from the date of grant and the balance vests two years from the date of grant. Additionally, each Non-Employee Director is granted 1,500 shares of the Company's Common Stock upon initial appointment to the Board and annually, upon re-election to the Board.

         Drs. Levy and Lifchez, and Mr. Liebler were paid $36,000, respectively, for their services as members of the Executive Committee during the fiscal year ended December 31, 2001.

         SDL Consultants, a company owned by Sarason D. Liebler, who became a director of the Company in August 1994, rendered consulting services to the Company for aggregate fees of approximately $46,250, $101,000 and $78,000 during 2001, 2000 and 1999, respectively.

                    BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS

         The following sets forth the business experience of executive officers who are not also directors of the Company.

         PETER CUCCHIARA joined the Company in 1995 as director of information systems and was promoted to Vice President, Information Systems in March 1999. Prior to joining the Company, Mr. Cucchiara led various information technology efforts and initiatives for The Hospital for Special Surgery and the Franciscan Sisters Health Care System, and has over 15 years experience in medical information systems and informatics. Mr. Cucchiara was awarded a B.S. degree in Industrial Administration from the New Jersey Institute of Technology.

         JAY HIGHAM became Vice President of Marketing and Development of the Company in October 1994. In January 1999, Mr. Higham was promoted to Senior Vice President of Marketing and Development. For four years prior to joining the Company, Mr. Higham held a variety of executive positions, the most current of which was as Vice President of Health Systems Development for South Shore Hospital and South Shore Health and Education Corporation where he developed and implemented a strategy for integration with physician group practices and managed care payors. Mr. Higham earned an M.H.S.A. from George Washington University.

         JOHN W. HLYWAK, JR. joined the Company in July 1999 as its Senior Vice President and Chief Financial Officer. From 1997 to 1999 he was the Senior Vice President and Chief Financial Officer of MedSource, Inc., a Tennessee-based health care billing and receivables management company. From 1995 to 1997 he was a Principal with The J. William Group, Inc., a merger and acquisition advisory firm. Prior to 1995 Mr. Hlywak was a partner in Arthur Andersen & Co., a worldwide accounting and consulting firm. Mr. Hlywak is a C.P.A. and has a B.S. degree in Accounting from Widener University.

         CLAUDE E. WHITE joined the Company in March 1995 as General Counsel and Assistant Secretary. In January 1998, Mr. White became Corporate Secretary, in addition to General Counsel. Mr. White has served as General Counsel of several major companies over the past 10 years, including Burns International Security Services, Inc., Staff Builders, Inc. and Quality Care, Inc. Mr. White received his B.A. degree in Political Science from Rutgers College and J.D. degree from Rutgers School of Law.

         DONALD S. WOOD, PH.D. joined the Company in April 1991 as its Vice President of Genetics. Dr. Wood became Vice President of Science and Technology in 1993, was promoted President and Chief Operating Officer of the Reproductive Science Center Division in 1997 and was promoted to Senior Vice President and Chief Operating Officer in January 1999. From 1989 through March 1991, Dr. Wood was the Executive Vice President and Chief Scientific Officer of Odyssey Biomedical Corp., a genetic testing company, which he co-founded, and which was acquired by IG Labs, Inc. in December 1990. Dr. Wood received a Ph.D. in
Physiology from Washington State University and completed a post-doctoral fellowship in neurology at the Columbia/Presbyterian Medical Center in New York, where he subsequently was appointed an Assistant Professor of Neurology.

                             EXECUTIVE COMPENSATION

         The following table sets forth a summary of the compensation paid or accrued by the Company during the years ended December 31, 2001, 2000 and 1999 for the Company's Chief Executive Officer and for the four most highly compensated executive officers (the "Named Executive Officers").

                                                                                  Long Term Compensation
                                                                                                 Securities
                                                                                 Restricted      Underlying
                                                     Annual Compensation            Stock          Options
  Name and Principal Position           Year        Salary($)       Bonus($)     Award(s)($)     Granted (#)
  ---------------------------           ----        ---------       --------     -----------     -----------


  Gerardo Canet                          2001        250,000        129,000         92,812           16,000
     President and                       2000        234,082         86,040         76,560           20,000
     Chief Executive Officer             1999        243,114         76,050             --           50,000

  Peter Cucchiara                        2001        125,000         24,751             --            5,500
     Vice President,                     2000        108,405         21,476             --            7,500
     Information Systems                 1999         98,963          9,025             --            8,125

  Jay Higham                             2001        160,000         48,640         39,600            9,000
     Sr. Vice President, Marketing       2000        133,729         37,665         30,305           20,000
     and Development                     1999        125,666         19,760             --               --

  John W. Hlywak, Jr.                    2001        190,000         65,358         47,025            9,000
     Sr. Vice President and              2000        177,172         52,598         38,599           10,000
     Chief Financial Officer (1)         1999         76,011         12,500             --           30,000

  Donald S. Wood, Ph.D.                  2001        178,000         57,672         44,055            9,000
     Sr. Vice President and              2000        160,171         65,794         43,863           10,000
     Chief Operating Officer             1999        157,108         37,200             --           15,000


        (1) Mr. Hlywak joined the Company in July 1999.

         The following table sets forth certain information with respect to individual grants of stock options made by the Company during fiscal 2001 to the Named Executive Officers.


                             OPTIONS GRANTED IN 2001

                                                % of
                               Number of       Total                                    Potential Realizable
                               Securities     Options                               Value at Assumed Annual Rates
                               Underlying    Granted to                              of Stock Price Appreciation
                                Options      Employees    Exercise    Expiration         for Option Term (1)
             Name             Granted (#)     In 2001     Price ($)      Date           5% ($)         10% ($)
  --------------------------- ------------- ------------- ---------- -------------- -------------------------------

  Gerardo Canet                  16,000         8.3%        $4.95      05/22/11        49,808         126,224


  Peter Cucchiara                 5,500         2.9%        $4.95      05/22/11        17,122          43,390


  Jay Higham                      9,000         4.7%        $4.95      05/22/11        28,017          71,001


  John W. Hlywak, Jr.             9,000         4.7%        $4.95      05/22/11        28,017          71,001

                                                            $4.95
  Donald S. Wood, Ph.D.           9,000         4.7%                   05/22/11        28,017          71,001

  -----------------------------

(1) Potential realizable value is based on the assumption that the price per share of Common Stock appreciates at the assumed annual rate of stock appreciation for the option term. The assumed 5% and 10% annual rates of appreciation (compounded annually) over the term of the option are set forth in accordance with the rules and regulations adopted by the Commission and do not represent the Company's estimate of stock price appreciation.


      The following table sets forth certain information concerning Named Executive Officers who exercised options during 2001 and who held unexercised options at December 31, 2001:


                     AGGREGATED OPTION EXERCISES IN 2001 AND
                       OPTION VALUES AT DECEMBER 31, 2001



                             Number of
                               Shares                      Securities Underlying             Value of Unexercised
                              Acquired                          Unexercised                      In-the-Money
                                 On         Value                Options at                       Options at
                             Exercise     Realized             December 31, 2001           December 31, 2001($) (1)
                                                       -----------------------------    ----------------------------
        Name                    (#)          ($)        Exercisable    Unexercisable    Exercisable    Unexercisable
 -------------------------   -----------  ----------   ------------   --------------    -----------    -------------
Gerardo Canet                   --           --          170,752            44,125        374,641          107,625

Peter Cucchiara                 --           --           10,272            12,728         21,358           24,974

Jay Higham                      --           --           27,500            21,500         64,175           48,875

John W. Hlywak, Jr.             --           --           20,625            28,375         39,975           52,375

Donald S. Wood, Ph.D.          11,001     21,051.15       31,010            20,328         71,138           45,875


(1) Based upon the closing sales price of the Common Stock on The Nasdaq National Market(R)on December 31, 2001 of $6.20 per share.

         The following table sets forth information about the Company's Common Stock authorized for issuance under the Company's Equity Compensation Plans as of December 31, 2001.


                      EQUITY COMPENSATION PLAN INFORMATION

                                        (a)                        (b)                        (c)
                                                                                     Number of securities
                                                                                    remaining available for
                                                                                     future issuance under
                                 Number of securities to     Weighted-average         equity compensation
                                 be issued upon exercise    exercise price of           plans (excluding
                                 of outstanding options,   outstanding options,     securities reflected in
      Plan Category                warrants and rights      warrants and rights             column (a)
      -------------              -----------------------    -------------------     ------------------------
     1992 Incentive and
 Non-Incentive Stock Option           358,296                     $4.03                     108,737
            Plan

       2000 Long Term
     Compensation Plan                397,500                     $3.83                     194,750

    Warrants to Purchase
       Common Stock                    33,750                     $4.12                        0


             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
                         CHANGE-IN-CONTROL ARRANGEMENTS

         On February 14, 1994, Gerardo Canet entered into an employment agreement with the Company to serve as its President and Chief Executive Officer and was appointed as a director. Pursuant to the employment agreement, Mr. Canet receives an annual salary of $215,000 subject to increases. Under Mr. Canet's employment agreement, the Company may terminate his employment without cause on thirty days' notice, in which event Mr. Canet will receive, as severance pay, twelve months' salary payable monthly. In the event Mr. Canet's employment is terminated by reason of his permanent disability or death, Mr. Canet (or his legal representative) will receive six months' base salary (reduced by any payments following termination received under any long-term disability policy maintained by the Company for Mr. Canet's benefit).

         The employment agreement further provides that in the event that (i) within one year after a "Change of Control" (as defined therein) of the Company, Mr. Canet's employment terminates or there occurs a material reduction in his duties (other than by reason of his disability) or a material interference by the Company's Board of Directors with the exercise of his authority, or (ii) the Company is acquired for cash in excess of $10.00 per share of Common Stock, the stock options granted to Mr. Canet under the agreement would accelerate and become exercisable as of the date of such termination, material reduction, material interference, or cash acquisition, or, with respect to the incentive stock options, the earliest date thereafter consistent with certain restrictions set forth in the agreement.

         Under the employment agreement, Mr. Canet has agreed not to compete with the Company while employed by the Company and for a period of one year thereafter.

                                 --------------

         The Company is also a party to a Change in Control Severance Agreement with Mr. Canet entered into in August 1994.

         The Company is also party to Executive Retention Agreements with each of Messrs. Higham and Wood (Sr. Vice Presidents) entered into in March 1995, and with Messrs. Cucchiara, (Vice President, Information Systems), Hlywak (Sr. Vice President) and White (General Counsel and Secretary), entered into in July and August, 1999.

         The Change in Control Severance Agreements and the Executive Retention Agreements (together referred to herein as the "Agreements") provide for certain severance payments and benefits to the named executives in the event of a termination of their employment, either by the Company without cause, or by the executive for "Good Reason" (as defined below), at any time within eighteen (18) months following a "Change in Control" (as defined below) of the Company (any such termination, a "Qualifying Termination"). More specifically, the Agreements provide the named executives with one additional year of salary, bonus (if applicable), and benefits (or equivalent), more than he or she would previously have been entitled to receive upon a termination without cause (or, additionally, in the case of Mr. Canet, certain terminations by Mr. Canet for Good Reason which would be deemed equivalent to a termination without cause under his current employment agreement). Accordingly, pursuant to the Agreements, in the event of a Qualifying Termination, Mr. Canet's severance has been increased to two years (from the one year severance provision which was contained in his employment agreement with the Company) and the named Executive will be paid one year's severance. Pursuant to the terms of the Agreements, all incentive options granted to the respective executive would become fully vested upon a Qualifying Termination, subject to certain terms and conditions. Also, pursuant to the Agreements, the Company would be required to pay each respective executive for all reasonable fees and expenses incurred by the respective executive in litigating his or her rights, thereunder, to the extent the executive is successful in any such litigation.

         "Change in Control" under the Agreements means either: (i) any one or more changes in the aggregate composition of the Company's Board of Directors as a result of which Mr. Canet and the other individuals constituting the Board of Directors as of July 26, 1994 (the "Incumbent Board"), cease to constitute a majority of the Board of Directors, provided, however, that any individual elected to the Board by, or nominated for election by, a majority of the then-current Incumbent Board (except if such person assumes office by reason of an actual or threatened election contest) is deemed to be a member of the then-current Incumbent Board; or (ii) the closing of the cash acquisition in the event the Company is acquired for cash in excess of $10.00 per share of Common Stock, except in either case (i) or (ii) if the executive is or was a member of the Board and approved such event in writing or by vote at a meeting of the Board.

         "Good Reason" under the Agreements consists of any of the following grounds based on which the named executive terminates his or her own employment within eighteen (18) months following a Change in Control of the Company: (i) a material reduction in the Executive's duties, title(s) or offices, or a material interference with his or her authority or status by the Board of Directors; (ii) a relocation of the Company's principal executive offices to a location at least fifty (50) miles from the Company's current offices in Purchase, New York; (iii) in the case of Mr. Canet, a material breach of or default by the Company under his employment agreement; (iv) in the case of any of the Vice Presidents, in the event Mr. Canet's employment as President and Chief Executive Officer of the Company is terminated (other than due to the death or permanent disability of Mr. Canet) within the eighteen (18) month period following a Change in Control by either the Company (other than for cause) or Mr. Canet for Good Reason; (v) if the executive's total salary and cash bonus opportunities for a fiscal year (which includes any portion of the eighteen-month period following a Change in Control) are less than 90% of the total salary and cash bonus compensation opportunities made available to the executive in the then most recently completed fiscal year; (vi) the failure of the Company to continue in effect any material benefits or perquisites or insurance plans in which the executive was participating unless substituted for with substantially similar benefits, or in the event the Company takes actions which would adversely affect the executive's participation in, or materially reduce the executive's benefits under, such plans, or deprive the executive of a material fringe benefit; (vii) the Company (either in one transaction or a series of related transactions) sells or otherwise disposes of, not in the ordinary course of business, assets or earning power aggregating more than 30% of the assets or earning power of the Company (or the Company and its subsidiaries), unless the executive is or was a member of the Board and approved any of the foregoing either in writing or by vote at a meeting of the Board; (viii) a material breach of or default by the Company under the Agreements which is not cured by the Company within thirty (30) days after its receipt or prior written notice thereof from the executive; or (ix) a purported termination for cause by the Company of the executive's employment within the eighteen (18) month period following a Change in Control which is not effected in compliance with certain procedural requirements (such as notice and an opportunity for the executive to be heard, together with his counsel, before the Board).

         In the event either of Messrs. Cucchiara, Higham, Hlywak, White or Wood is terminated without cause under circumstances outside a "Change in Control," each person would be paid ninety (90) days salary continuation.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors, and greater than 10% beneficial owners are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons.

         Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that the required filings applicable to the Company's executive officers, and greater than 10% beneficial owners were made on a timely basis for the year ended December 31, 2001.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended December 31, 2001 the members of the Compensation Committee were Messrs. Stuesser (Chairman) and Moon, and Ms. Tallett. Mr. Stuesser and Ms. Tallett served for the full year and Mr. Moon was appointed to these committees on May 22, 2001 when he joined the Board of Directors. None of these individuals has ever been an employee of the Company or any of its subsidiaries. During the fiscal year ended December 31, 2001, no executive officer of the Company served on the Compensation Committee or Board of Directors of any other entity, which had any executive officer who also served on the Compensation Committee or Board of Directors of the Company.

         For the fiscal year ended December 31, 2001, each of Messrs. Liebler and Stuesser, and Ms. Tallett was paid $10,000 and Mr. Moon was paid $5,000 as an annual retainer fee. Each of Messrs. Liebler and Stuesser and Ms. Tallett was paid $3,750 in Board attendance fees, while Mr. Moon was paid $2,250 in Board attendance fees. Mr. Stuesser and Ms. Tallett were paid $3,750 and Mr. Moon was paid $2,500 in connection with their respective participation on the Audit and Compensation Committees.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION1

         The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive compensation and the creation of stockholder value, while at the same time attracting, motivating and retaining senior management. The Compensation Committee's informal executive compensation philosophy (which applies generally to all Company management, including the President and Chief Executive Officer, Gerardo Canet) considers a number of factors, which may include:

o rewarding eligible employees who have achieved specific business and financial success during the fiscal year;

o        giving   eligible   employees   the  incentive  to  strive  for  higher
         productivity, efficiency and quality of service; and

o        encouraging the "best" people to join and stay with the Company.

         Compensation structures for senior management generally include a combination of salary, bonuses stock options and restricted stock grants. Specific executive officer base salary is determined based on a range of measures and by comparison to the compensation of executive officers of comparable companies. For the fiscal year ended December 31, 2001, the bonuses of senior management were derived in accordance with a predetermined percent of base salary. The actual bonuses were based on three components. The first component was based on the Company's performance during the fiscal year ended December 31, 2001 versus the 2001 budget. The second component was based on the achievement of specific milestones and the third component was based on achieving individual performance objectives. The Compensation Committee also endorses the position that equity ownership by senior management is beneficial in aligning their interest with those of stockholders', especially in the enhancement of stockholder value. The Compensation Committee considers the Company's performance under these measures and uses its subjective judgment and discretion in approving individual compensation, including restrictive stock grants. Mr. Canet's base salary is established pursuant to an employment agreement, although his bonus is determined in the same fashion as other executive officers.


     Lawrence J. Stuesser (Chairman)
     Wayne R. Moon
     Elizabeth E. Tallett

---------------------------------
1 The material in this report is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1993, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

AUDIT COMMITTEE REPORT2

         The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended 2001 with appropriate Company management. Additionally, the Audit Committee has discussed with PricewaterhouseCoopers, the Company's independent auditors, the matters required to be discussed by SAS 61.

         The Audit Committee has received the written disclosures and the letter from the PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 and has discussed with said auditors their independence. Because PricewaterhouseCoopers did not perform any non-audit services for the Audit Committee, the Company did not have to consider whether any non-audit services were compatible with maintaining said auditors' independence.

         Based on the review of the audited financial statements, discussions with appropriate Company management and PricewaterhouseCoopers, the Audit Committee, in accordance with its charter, recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     Elizabeth E. Tallet (Chairperson)
     Wayne R. Moon
     Lawrence J. Stuesser


















-----------------------------
2 The material in this report is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1933, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

Performance Graph3

                                [OBJECT OMITTED]


                                       1996        1997         1998          1999        2000       2001
                                       ----        ----         ----          ----        ----       ----

IntegraMed America, Inc.              100.00      111.54        79.81         51.92       28.85      95.38
NASDAQ Stock Market (U.S.)            100.00      122.48       172.68        320.89      193.01     153.15
NASDAQ Health Services Index          100.00      102.60        86.98         69.96       96.04     103.82
Old Peer Group                        100.00      106.51        39.51         18.68       39.91      48.76

         The above graph compares the five-year cumulative total return for IntegraMed America, Inc.'s Common Stock with the comparable cumulative return of The NASDAQ Stock Market(R) (U.S.), NASDAQ Health Services Index and an old peer group index. The comparisons in the graph are based upon historical data and are not indicative of, nor intended to forecast, future performance of the Company's Common Stock. The old peer group index includes Caremark RX, Inc., Innovative Clinical Solutions, Pediatrix Medical Group, PhyAmerica Physician Group, Inc., Phycor, Inc., and US Oncology, Inc. The Company had selected these companies for the peer group based on the nature of such companies' businesses. Commencing December 31, 2001, the Company has selected the NASDAQ Health Services Index instead of the old peer group for comparison based on the NASDAQ Health Services Index having a broader range of companies for such comparison.

         The graph assumes $100 was invested on December 31, 1996 in IntegraMed America, Inc.'s Common Stock and $100 was invested at that same time in each of The NASDAQ Stock Market (U.S.), NASDAQ Health Services and the old peer group indexes. The comparison assumes that all dividends were reinvested. Measurement points are at the last trading day of the years ended December 31, 1996, 1997, 1998, 1999, 2000 and 2001.













--------------------------
3 The material in this chart is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of the Company under the Securities Act of 1993, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in such filing.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company is a party to a management agreement with Fertility Centers of Illinois, S.C. ("FCI") of which Dr. Lifchez, a Director and Chairman of the Board of the Company, is a principal stockholder and officer. During the fiscal year ended December 31, 2001, FCI paid approximately $3,272,520 in management fees to the Company pursuant to such management agreement

         The Company is a party to a management agreement with Shady Grove Fertility Centers, P.C. ("Shady Grove") of which Dr. Levy, a Director and Vice Chairman of the Board of the Company, is a principal stockholder and officer. During the fiscal year ended December 31, 2001, Shady Grove paid approximately $2,364,615 in management fees to the Company pursuant to such management agreement.

         The Company has maintained a consulting arrangement with SDL Consultants, a privately-owned consulting firm engaged in rendering general business advice, of which Mr. Liebler is President. During the fiscal year ended December 31, 2001, the Company paid SDL Consultants approximately $46,250 in consulting fees, which were primarily related to services rendered to the Company in assisting with the recruitment of several senior management persons and included reimbursement for expenses.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company engaged the independent public accounting firm of PricewaterhouseCoopers LLP to audit the Company's financial statements for the fiscal year ended December 31, 2001 and has selected such firm to audit the Company's financial statements for the Company's fiscal year ending December 31, 2002. A representative from PricewaterhouseCoopers is expected to be present at the 2002 Annual Meeting with the opportunity to make a statement if desired. The PricewaterhouseCoopers representative is also expected to be available to respond to appropriate questions.

Audit Fees

         Fees for professional services rendered for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's Forms 10-Q for its fiscal year ended December 31, 2001 were approximately $105,000 ("2001 Audit Fees"), of which an aggregate amount of $30,000 was billed through December 31, 2001.

Financial Information Systems and Implementation Fees, and All Other Fees

         Other than the 2001 Audit Fees, there were no other fees billed to the Company by PricewaterhouseCoopers during the year ended December 31, 2001.

                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Under the Commission's proxy rules, shareholder proposals that meet certain conditions may be included in IntegraMed America, Inc.'s proxy statement and form of proxy for a particular annual meeting. Shareholders that intend to present a proposal at IntegraMed America, Inc.'s 2003 Annual Meeting must give notice of the proposal to IntegraMed America, Inc. no later than December 20, 2002 to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Shareholders that intend to present a proposal at the 2003 Annual Meeting that will not be included in the proxy statement and form of proxy must give notice of the proposal to IntegraMed America, Inc. no fewer than 90 days and no more than 120 days prior to the date of the 2003 Annual Meeting. Receipt by IntegraMed America, Inc. of any such proposal from a qualified shareholder in a timely manner will not guarantee its inclusion in IntegraMed America, Inc.'s proxy materials or its presentation at the 2003 Annual Meeting because there are other requirements in the proxy rules.

         Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, IntegraMed America, Inc. intends to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in IntegraMed America, Inc.'s proxy statement for our 2003 Annual Meeting, except in circumstances where (i) IntegraMed America, Inc. receives notice of the proposed matter no earlier than January 20, 2003 and no later than February 19, 2003, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                     GENERAL

         The management of the Company does not know of any matters other than those stated in this Proxy Statement, which are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them. The Company will bear the cost of preparing, printing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at the request of the Company. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit by telephone proxies without additional compensation. The Company does not expect to pay any compensation for the solicitation of proxies.

         The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2001 (as filed with the Commission) including the financial statements thereto. All such requests should be directed to Mr. John W. Hlywak, Jr., Senior Vice President and Chief Financial Officer of IntegraMed America, Inc., One Manhattanville Road, Purchase, New York 10577.

         By Order of the Board of Directors,
         Aaron S. Lifchez, M.D.
         Chairman of the Board

Dated:   April 24, 2002

                                                                     Appendix A

                            INTEGRAMED AMERICA, INC.

                             AUDIT COMMITTEE CHARTER

                            As Amended March 7, 2000


         The Audit Committee is a committee of the Board of Directors. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the annual financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board of Directors have established, and the audit process.

         The membership of the audit committee shall consist of at least three independent members of the Board of Directors who shall serve at the pleasure of the Board of Directors. Audit Committee members and the Committee chairman shall be designated by the full Board of Directors.

         The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors. In meeting its responsibilities, the Audit Committee is expected to:

         1. Provide an open avenue of communication between the Company's financial department, the independent accountants and the Board of Directors.

         2. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants.

              3. Inquire of management and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

         4. Consider with management and the independent accountants the rationale for employing audit firms other than the principal independent accountants.

         5. Consider, in consultation with the independent accountants and management, the audit scope and the plan of the audit.

         6. Review with the independent accountants the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

         7. Consider and review with the independent accountants and the Chief Financial Officer:

              a. The adequacy of the Company's internal controls including computerized information system controls and security.

              b. Any related significant findings and recommendations of the independent accountants and Company management.

         8. Review with management and the independent accountants at the completion of the annual examination:

              a.   The  Company's  annual   financial   statements  and  related
                   footnotes.

              b.   The   independent   accountants'   audit  of  the   financial
                   statements and their report thereon.

              c.   Any   significant   changes   required  in  the   independent
                   accountants' audit plan.

              d.   Any  serious   difficulties   or  disputes  with   management
                   encountered during the course of the audit.

              e. Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

         9.   Consider  and  review  with  management  and the  Chief  Financial
              Officer:

              a.   Significant   findings  during  the  year  and   management's
                   responses hereto.

              b. Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

              c. Any changes required in the planned scope of their audit plan.

         10. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountants.

         11. Review legal and regulatory matters related company compliance policies, and programs and reports received from regulators.

         12. Meet with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or these persons believe should be discussed privately with the Audit Committee.

         13. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

         14. The Audit Committee shall, subject to file Board of Director approval, either on its own or upon request of management, conduct its own investigation or cause the same, with respect any challenge to or claim that the Company's business is being conducted in breach of any contract to which the Company is a party or in violation of any law or regulation affecting the Company's operations.

         15. The Audit Committee shall, subject to Board of Director approval, have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

         16. The Committee shall meet at least two times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

                                     Proxy


                            IntegraMed America, Inc.

                         Annual Meeting of Stockholders

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints Gerardo Canet or Claude E. White as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at the Company's headquarters, One Manhattanville Road, Purchase, New York 10577 on May 21, 2002 at 10:00 a.m. and at any adjournments thereof, and to vote the shares of Common Stock and/or Preferred Stock the undersigned would be entitled to vote if personally present, as indicated on the reverse:

                         (To be Signed on Reverse Side)

[X] Please mark your votes as in this example



                                       FOR all nominees       WITHHOLD AUTHORITY
                                      listed at right        to vote for all
                                      (except as indicated   nominees listed at
                                      to the contrary below  right

1.   ELECTION OF DIRECTORS             [  ]                        [ ]                  NOMINEES:   Gerardo Canet
                                                                                                    Michael J. Levy, M.D.
(INSTRUCTIONS: To withhold                                                                          Sarason D. Liebler
authority to vote for any  nominee,                                                                 Aaron S. Lifchez, M.D.
print that nominees name(s) on the                                                                  Wayne R. Moon
on the line provided below)                                                                         Lawrence J. Stuesser
                                                                                                    Elizabeth E. Tallett


-----------------------------------


      In their discretion, proxies are authorized to vote upon such business as may properly come before the meeting.

     The shares of Common Stock and/or Preferred Stock represented by this proxy will be voted as directed. If no contrary instruction is given, the shares of Common Stock and/or Preferred Stock will be voted FOR the election of the nominees.



Signature___________________ Date__________ Signature______________Date_________

Note: (Please date, sign as name appears above, and return promptly. If the shares of Common Stock and/or Preferred Stock are registered in the names of two or more persons, each should sign. When signing as
         Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)